UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2013

HORIZON LINES, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 2, 2013, Horizon Lines, Inc. issued a press release announcing its financial results for the second fiscal quarter ended June 23, 2013. A copy of the press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The disclosure under Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

The information under Items 2.02 and 7.01 and in Exhibit 99.1 in this Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SAFE HARBOR STATEMENT

The information contained in this Current Report on Form 8-K (including the exhibits hereto) should be read in conjunction with our filings made with the Securities and Exchange Commission. This Current Report on Form 8-K (including the exhibit hereto) contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “intend,” “plan,” “targets,” “projects,” “likely,” “will,” “would,” “could,” “should,” “may,” and similar expressions or phrases identify forward-looking statements.

All forward-looking statements involve risk and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

Factors that may cause actual results to differ from expected results include: volatility in fuel prices; decreases in shipping volumes; our ability to maintain adequate liquidity to operate our business; our ability to make interest payments on our outstanding indebtedness; work stoppages, strikes and other adverse union actions; the reaction of our customers and business partners to our announcements and filings, including those referred to herein; prices for our services; government investigations and legal proceedings; suspension or debarment by the federal government; failure to comply with safety and environmental protection and other governmental requirements; failure to comply with the terms of our probation; increased inspection procedures and tighter import and export controls; repeal or substantial amendment of the coastwise laws of the United States, also known as the Jones Act; catastrophic losses and other liabilities; the successful start-up of any Jones-Act competitor; failure to comply with the various ownership, citizenship, crewing, and U.S. build requirements dictated by the Jones Act; the arrest of our vessels by maritime claimants; severe weather and natural disasters; and the aging of our vessels and unexpected substantial dry-docking or repair costs for our vessels.

In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this Form 8-K might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

See the section entitled “Risk Factors” in our Form 10-K for the fiscal year ended December 23, 2012, as filed with the SEC for a more complete discussion of the above mentioned risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements.

NON-GAAP FINANCIAL MEASURES

Item 2.02 and 7.01, and Exhibit 99.1 hereto, contain the following financial measures: adjusted operating income, adjusted net loss, adjusted net loss per share, as well as EBITDA and adjusted EBITDA. These are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission.

We use adjusted operating income, adjusted net loss and adjusted net loss per share to exclude certain items to provide a useful measure of our operations without the impact of significant special items. We define EBITDA as net income plus net interest expense, income taxes, depreciation and amortization and adjusted EBITDA as net income plus net interest expense, income taxes, depreciation and amortization adjusted to exclude unusual items.

We believe that these non-GAAP financial measures provide information that is useful to our investors. We believe that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on our results of operations in any particular period. Additionally, we use these non-GAAP measures to evaluate past performance and prospects for future performance. We also utilize certain of these measures to compensate certain of our management personnel.

We believe that EBITDA is a meaningful measure for investors as EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance and EBITDA is a measure used by our management team to make day-to-day operating decisions.

We also use a non-GAAP net loss measure on a per share basis. We believe that it is important to provide per share information, in addition to absolute dollar measures, when describing our business, including when presenting non-GAAP measures.

We use adjusted financial measures to exclude certain items in order to illustrate the affect of those items on our financial performance. Adjusted financial measures are the measures used by management to compare operating results and to evaluate operating performance.

The financial measures adjusted net loss and adjusted net loss per share, as well as EBITDA and adjusted EBITDA are not recognized terms under GAAP and do not purport to be alternatives to net income or earnings per share as a measure of earnings, as they do not consider certain cash requirements such as dividend payments and debt service requirements. Because all companies do not use identical calculations, these presentations of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

Reconciliations of the non-GAAP measures to the most directly comparable GAAP measures are provided in the press release filed as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Horizon Lines, Inc. dated August 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.
(Registrant)

Date: August 2, 2013	By:	/s/ Michael T. Avara

Michael T. Avara
Executive Vice President and Chief Financial Officer

Exhibit Index

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Horizon Lines, Inc. dated August 2, 2013.